FTI FUNDS

fti international equity fund

Supplement to combined Prospectus Dated March 31, 1999 (revised april 19, 1999)


The following information is a supplement to your combined Prospectus. We are providing it to advise you of a recent change in portfolio management personnel for the FTI International Equity Fund.

Please replace the entire paragraph on page 47 of the Prospectus under the section entitled Portfolio Managers for FTI funds, FTI International Equity Fund, with the following paragraph:

Sheila Coco and William Yun have been primarily responsible for the day-to-day investment management of the International Equity Fund since its inception, December 22, 1995. Ms. Coco and Mr. Yun are both Executive Vice Presidents of FTCI and Chartered Financial Analysts. They serve on the Adviser's Global Investment Committee. Ms. Coco has been with FTCI since 1980 with responsibility for institutional global equity accounts and had previously spent four years in the investment division of Morgan Guaranty Trust Company. Mr. Yun joined Fiduciary in 1992, managing institutional global equity accounts and has nine years of prior investment experience with CB Commercial Holding, The First Boston Corp. and Blyth Eastman Paine Webber, Inc. He is a member of the New York Society of Security Analysts.




                                                              December 31, 1999

Edgewood Services, Inc., Distributor
Cusip 302927207 IEF
G01598-11 (12/99)
OTI #511608